Commitments and Contingencies	12 Months Ended
Jun. 30, 2024
Commitments and Contingencies
Commitments and Contingencies
16.	Commitments and Contingencies

(a) Contingencies

In the ordinary course of business, the Company may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Company records contingent liabilities resulting from such claims, when a loss is assessed to be probable, and the amount of the loss is reasonably estimable.

There is currently an ongoing class action against the Company in the Supreme Court of New York in the County of New York (docket number: 152554/2024). This is a securities class action lawsuit brought by the plaintiff through a complaint dated March 19, 2024 on behalf of a whole class of investors who purchased the company’s stocks during the class period. The plaintiff complained that the registration statement and prospectus issued in the Company’s initial public offering in 2021 contained misleading or materially false information, and alleged the Company of fraud, as a result of which investors suffered financial losses on their investments. The Company denied all claims and filed a motion to dismiss all claims asserted in the complaints. The Company and the plaintiff have subsequently proposed settlement at US$1 million. This lawsuit is pending the Court’s decision expected to be in August 2025.

In the opinion of management, there were no other pending or threatened claims and litigation as of June 30, 2023 and 2024 and through the issuance date of these combined financial statements.

(b) Lease commitment

The short-term leases of the Company mainly consisted of office leasing. As of June 30,2024, the minimum future commitments under these agreements are as follows.

	Total	2025	2026
	US$	US$	US$
Operating lease commitments under lease agreements	160	128	32